                                                                    Exhibit 99.2


                      DVI Receivables XVIII, L.L.C. 2002-2
                                SERVICER REPORT
                     For the Payment Date February 27, 2004


                                                 SEPT REPORT      OCT REPORT       NOV REPORT       DEC REPORT       JAN REPORT
                                                 FOR AUGUST     FOR SEPTEMBER     FOR OCTOBER      FOR NOVEMBER     FOR DECEMBER
                                                  ACTIVITY         ACTIVITY         ACTIVITY         ACTIVITY         ACTIVITY
                                                -------------   --------------   --------------   --------------   --------------
I. RECONCILIATION OF COLLECTION ACCOUNT:
End of Period Collection Account Balance as of
 Prior Payment Date:                            $2,061,356.84   $           --   $           --   $           --   $           --
Available Funds:
 Contract payments received in this period      $6,049,092.05   $ 6,920,073.21   $ 8,407,148.75   $ 6,755,858.77   $ 7,850,882.94
  Sales, Use and Property Tax, Maintenance, Late
  Charges                                       $  199,688.57   $   156,240.65   $   177,265.17   $   184,053.99   $   194,945.16
 Prepayment Amount related to early termination
  in this period                                $  883,641.59   $    75,730.87   $   268,262.83   $ 1,620,440.81   $ 2,431,344.35
 August Collections distributed on August
  payment dates                                 $ (188,162.00)  $           --   $           --   $           --   $           --
 Proceeds received from recoveries on
  previously Defaulted Contracts                $          --                    $           --   $           --   $           --
 Transfer from Reserve Account                  $    7,720.91   $     7,289.33   $     7,479.25   $     7,206.00   $     7,484.02
 Transfer from Successor Reserve Account        $      133.58   $       126.19   $       129.48   $       124.75   $       129.57
 Interest Earned on Collection Account          $    5,190.96   $     5,686.89   $     8,944.09   $    13,099.07   $    17,738.47
 Interest Earned on Affiliated SPG Account      $      564.35   $       838.50   $     1,345.39   $     2,221.81   $     3,546.56
 Amounts paid per Contribution & Servicing
  Agreement Section 7.01 -- Substitution        $          --   $           --   $           --   $           --   $           --
 Due from Bank of America Derivative Settlement $          --   $           --   $           --   $           --   $           --
 Any other amounts -- Misapplied Cash           $ (246,940.00)  $           --   $           --   $           --   $           --
 Unreconciled Cash Shortfall                    $          --   $           --   $           --   $           --   $           --
                                                -------------   --------------   --------------   --------------   --------------
 Total Available Funds                          $8,772,286.85   $ 7,165,985.64   $ 8,870,574.96   $ 8,583,005.20   $10,506,071.07
 Less Amounts to be Retained in Collection
  Account                                       $          --   $           --   $           --   $           --   $           --
                                                -------------   --------------   --------------   --------------   --------------
 AMOUNT TO BE DISTRIBUTED IN CURRENT MONTH      $8,772,286.85   $ 7,165,985.64   $ 8,870,574.96   $ 8,583,005.20   $10,506,071.07
                                                =============   ==============   ==============   ==============   ==============
 CUMULATIVE AMOUNT TO BE DISTRIBUTED                            $15,938,272.49   $24,808,847.45   $33,391,852.65   $43,897,923.72
                                                                ==============   ==============   ==============   ==============
 DISTRIBUTION OF FUNDS:
 1. To Trustee-Fees & Expenses*                 $          --   $           --   $           --   $           --   $           --
 2. To Servicer, any unreimbursed
 Nonrecoverable Advances or Servicer Advances   $          --   $           --   $           --   $           --   $           --
 3. To Servicer, Tax, Maintenance, Late Charges $  199,688.57   $   156,240.65   $   177,265.17   $   184,053.99   $   194,945.16
 4. To Servicer, Servicing Fee and other
 Servicing Compensations                        $  236,741.20   $   231,510.44   $   226,677.32   $   221,207.11   $   213,433.16
 5. To USBank Portfolio Services as Successor
 Servicer                                       $          --   $           --   $           --   $           --   $           --
 6. To Bank of America Derivative Settlement    $  294,250.30   $   279,514.05   $   317,547.15   $   304,869.44   $   282,156.30
 7. To Noteholders
    Class A1 Interest                           $          --   $           --   $           --   $           --   $           --
    Class A2a Interest                          $   26,850.38   $    27,920.31   $    25,302.78   $    26,175.29   $    28,010.27
    Class A2b Interest                          $   37,447.87   $    37,447.87   $    37,447.87   $    37,447.87   $    37,447.87
    Class A3a Interest                          $  284,745.33   $   295,701.33   $   267,979.33   $   277,220.00   $   294,822.92
    Class A3b Interest                          $  258,000.00   $   258,000.00   $   258,000.00   $   258,000.00   $   258,000.00
    Class B Interest                            $   16,938.35   $    16,938.35   $    16,938.35   $    16,938.35   $    16,938.35
    Class C Interest                            $   40,810.83   $    40,810.83   $    40,810.83   $    40,810.83   $    40,810.83
    Class D Interest                            $   21,773.62   $    22,542.89   $    20,429.49   $    21,133.96   $    22,154.34
    Class E Interest                            $   57,580.72   $    59,521.77   $    53,941.60   $    55,801.66   $    58,056.51
    Class A1 Principal                          $          --   $           --   $           --   $           --   $           --
    Class A2a Principal (distributed after A1
      Note matures)                             $          --   $           --   $           --   $           --   $           --
    Class A2b Principal (distributed after A1
      Note matures)                             $          --   $           --   $           --   $           --   $           --
    Class A3a Principal (distributed after A2
      Note matures)                             $          --   $           --   $           --   $           --   $           --
    Class A3b Principal
      (distributed after A2 Note matures)       $          --   $           --   $           --   $           --   $           --
    Class B Principal                           $          --   $           --   $           --   $           --   $           --
    Class C Principal                           $          --   $           --   $           --   $           --   $           --
    Class D Principal                           $          --   $           --   $           --   $           --   $           --
    Class E Principal                           $          --   $           --   $           --   $           --   $           --
 8. To Reserve Account for Requirement per
  Indenture Agreement Section 3.08 (Provided no
  Amortization Event)                           $          --   $           --   $           --   $           --   $           --

 9. To Issuer-Residual Principal and Interest
  and Reserve Account Distribution
  a) Residual Interest (Provided no Restricting
    or Amortization Event in effect)            $          --   $           --   $           --   $           --   $           --
  b) Residual Principal (Provided no
    Restricting or Amortization Event in
    effect)                                     $          --   $           --   $           --   $           --   $           --
  c) Reserve Account Distribution (Provided no
    Restricting or Amortization Event in
    effect)                                     $          --   $           --   $           --   $           --   $           --
                                                -------------   --------------   --------------   --------------   --------------
 TOTAL FUNDS DISTRIBUTED FOR CURRENT MONTH      $1,474,827.18   $ 1,426,148.50   $ 1,442,339.91   $ 1,443,658.50   $ 1,446,775.72
                                                =============   ==============   ==============   ==============   ==============
 CUMULATIVE AMOUNT OF TOTAL FUNDS DISTRIBUTED                   $ 2,900,975.68   $ 4,343,315.59   $ 5,786,974.10   $ 7,233,749.82
                                                                ==============   ==============   ==============   ==============
 End of Period Collection Account Balance
  (Includes Payments in Advance & Restricting
  Event Funds (If any))                         $          --   $           --   $           --   $           --   $           --
                                                =============   ==============   ==============   ==============   ==============

* Pursuant to the Settlement Agreement, the servicer reimbursed the trustee for substantially all trustee fees and expenses except for the amounts noted above.

                                                                FEB REPORT     AGGREGATE AMOUNTS     PREVIOUSLY       NET AMOUNT
                                                               FOR JANUARY      OF SEPT - FEB      DISTRIBUTED BY   TO TRANSFER ON
                                                                 ACTIVITY           REPORTS           TRUSTEE          FEB. 27
                                                              --------------   -----------------   --------------   --------------
I. RECONCILIATION OF COLLECTION ACCOUNT:
End of Period Collection Account Balance as of Prior
 Payment Date:                                                $           --    $ 2,061,356.84
Available Funds:
 Contract payments received in this period                    $ 6,825,374.07    $42,808,429.79
 Sales, Use and Property Tax, Maintenance, Late Charges       $   171,341.11    $ 1,083,534.65
 Prepayment Amount related to early termination in this
  period                                                      $ 1,071,179.58    $ 6,350,600.03
 August Collections distributed on August payment dates       $           --    $  (188,162.00)
 Proceeds received from recoveries on previously Defaulted
  Contracts                                                   $           --    $           --
 Transfer from Reserve Account                                $11,567,739.07    $11,604,918.58
 Transfer from Successor Reserve Account                      $       129.24    $       772.81
 Interest Earned on Collection Account                        $    20,506.73    $    71,166.21
 Interest Earned on Affiliated SPG Account                    $     4,544.12    $    13,060.73
 Amounts paid per Contribution & Servicing Agreement Section
  7.01 -- Substitution                                        $           --    $           --
 Due from Bank of America Derivative Settlement               $           --    $           --
 Any other amounts -- Misapplied Cash                         $           --    $  (246,940.00)
 Unreconciled Cash Shortfall                                  $   (99,495.67)   $   (99,495.67)

 Total Available Funds                                        $19,561,318.25    $63,459,241.97
                                                              --------------    --------------
 Less Amounts to be Retained in Collection Account            $           --
                                                              --------------    --------------
 AMOUNT TO BE DISTRIBUTED IN CURRENT MONTH                    $19,561,318.25    $63,459,241.97
                                                              ==============    ==============
 CUMULATIVE AMOUNT TO BE DISTRIBUTED                          $63,459,241.97
                                                              ==============
 DISTRIBUTION OF FUNDS:
 1. To Trustee-Fees & Expenses*                               $    66,596.75    $    66,596.75     $           --   $    66,596.75
 2. To Servicer, any unreimbursed Nonrecoverable Advances or
  Servicer Advances                                           $ 2,505,143.20    $ 2,505,143.20     $ 2,505,143.20   $           --
 3. To Servicer, Tax, Maintenance, Late Charges               $   161,886.89    $ 1,074,080.43     $   912,193.54   $   161,886.89
 4. To Servicer, Servicing Fee and other Servicing
  Compensations                                               $   101,621.58    $ 1,231,190.82     $ 1,129,569.24   $   101,621.58
 5. To USBank Portfolio Services as Successor Servicer        $   111,075.80    $   111,075.80     $           --   $   111,075.80
 6. To Bank of America Derivative Settlement                  $   294,250.30    $ 1,772,587.54     $ 1,772,587.54   $           --
 7. To Noteholders
    Class A1 Interest                                         $           --    $           --                      $           --
    Class A2a Interest                                        $    26,850.38    $   161,109.41     $   161,109.41   $         0.00
    Class A2b Interest                                        $    37,447.87    $   224,687.20     $   224,687.20   $         0.00
    Class A3a Interest                                        $   284,745.33    $ 1,705,214.26     $ 1,705,214.26   $        (0.00)
    Class A3b Interest                                        $   258,000.00    $ 1,548,000.00     $ 1,548,000.00   $           --
    Class B Interest                                          $    16,938.35    $   101,630.13     $   101,630.13   $        (0.00)
    Class C Interest                                          $    40,810.83    $   244,864.99     $   244,864.99   $        (0.00)
    Class D Interest                                          $    21,773.63    $   129,807.94     $   129,807.94   $        (0.00)
    Class E Interest                                          $    57,580.72    $   342,482.98     $   342,482.98   $        (0.00)
    Class A1 Principal                                        $           --    $           --                      $           --
    Class A2a Principal (distributed after A1 Note matures)   $22,927,265.49    $22,927,265.49                      $22,927,265.49
    Class A2b Principal (distributed after A1 Note matures)   $22,927,265.49    $22,927,265.49                      $22,927,265.49
    Class A3a Principal (distributed after A2 Note matures)   $ 4,460,515.13    $ 4,460,515.13                      $ 4,460,515.13
    Class A3b Principal (distributed after A2 Note matures)   $ 1,925,724.40    $ 1,925,724.40                      $ 1,925,724.40
    Class B Principal                                         $           --    $           --                      $           --
    Class C Principal                                         $           --    $           --                      $           --
    Class D Principal                                         $           --    $           --                      $           --
    Class E Principal                                         $           --    $           --                      $           --
 8. To Reserve Account for Requirement per Indenture
  Agreement Section 3.08 (Provided no Amortization Event)     $           --    $           --                      $           --
 9. To Issuer-Residual Principal and Interest and Reserve
  Account Distribution
  a) Residual Interest (Provided no Restricting or
    Amortization Event in effect)                             $           --    $           --                      $           --
  b) Residual Principal (Provided no Restricting or
    Amortization Event in effect)                             $           --    $           --                      $           --
  c) Reserve Account Distribution (Provided no Restricting
    or Amortization Event in effect)                          $           --    $           --                      $           --
                                                              --------------    --------------     --------------   --------------
 TOTAL FUNDS DISTRIBUTED FOR CURRENT MONTH                    $56,225,492.15    $63,459,241.97     $10,777,290.43   $52,681,951.54
                                                              ==============    ==============     ==============   ==============
 CUMULATIVE AMOUNT OF TOTAL FUNDS DISTRIBUTED                 $63,459,241.97
                                                              ==============    ==============
 End of Period Collection Account Balance (Includes Payments
  in Advance & Restricting Event Funds (If any))              $           --    $           --
                                                              ==============    ==============

---------------

* Pursuant to the Settlement Agreement, the servicer reimbursed the trustee for substantially all trustee fees and expenses except for the amounts noted above.

                                                 SEPT REPORT       OCT REPORT       NOV REPORT       DEC REPORT       JAN REPORT
                                                  FOR AUGUST     FOR SEPTEMBER     FOR OCTOBER      FOR NOVEMBER     FOR DECEMBER
                                                   ACTIVITY         ACTIVITY         ACTIVITY         ACTIVITY         ACTIVITY
                                                --------------   --------------   --------------   --------------   --------------
II. RESERVE ACCOUNT
 Beginning Balance                              $11,560,273.87   $11,560,273.87   $11,560,273.87   $11,560,273.87   $11,560,273.87
    -Add Investment Earnings                    $     7,720.91   $     7,289.33   $     7,479.25   $     7,206.00   $     7,484.02
    -Add Transfer from Certificate Account (To
      Satisfy Reserve Account Requirement)      $           --   $           --   $           --   $           --   $           --
    -Less Distribution to Certificate Account   $     7,720.91   $     7,289.33   $     7,479.25   $     7,206.00   $     7,484.02
                                                --------------   --------------   --------------   --------------   --------------
 End of Period Balance                          $11,560,273.87   $11,560,273.87   $11,560,273.87   $11,560,273.87   $11,560,273.87
                                                ==============   ==============   ==============   ==============   ==============
 Reserve Account Requirement (Lesser of:
  (i) Initial Reserve Account Required Amount,
  or (ii) Sum of Class A, Class B, Class C,
  Class D, and Class E Note Balances (Provided
  no Amortization Event))                       $11,560,273.87   $11,560,273.87   $11,560,273.87   $11,560,273.87   $11,560,273.87
 SUCCESSOR RESERVE ACCOUNT
 Beginning Balance                              $   200,000.00   $   200,000.00   $   200,000.00   $   200,000.00   $   200,000.00
    -Add Investment Earnings                    $       133.58   $       126.19   $       129.48   $       124.75   $       129.57
    -Add Transfer from Certificate Account (To
      Satisfy Reserve Account Requirement)      $           --   $           --   $           --   $           --   $           --
    -Less Distribution to Certificate Account   $       133.58   $       126.19   $       129.48   $       124.75   $       129.57
                                                --------------   --------------   --------------   --------------   --------------
 End of Period Balance                          $   200,000.00   $   200,000.00   $   200,000.00   $   200,000.00   $   200,000.00
                                                ==============   ==============   ==============   ==============   ==============
 Reserve Account Requirement (Lesser of: (i)
  Initial Reserve Account Required Amount, or
  (ii) Sum of Class A, Class B, Class C, Class
  D, and Class E Note Balances)                 $   200,000.00   $   200,000.00   $   200,000.00   $   200,000.00   $   200,000.00





                                                                 FEB REPORT
                                                                FOR JANUARY
                                                                  ACTIVITY
                                                               --------------
II. RESERVE ACCOUNT
 Beginning Balance                                             $11,560,273.87
  -Add Investment Earnings                                     $     7,465.20
  -Add Transfer from Certificate Account (To Satisfy Reserve
    Account Requirement)                                       $           --
  -Less Distribution to Certificate Account                    $11,567,739.07
                                                               --------------
 End of Period Balance                                         $           --
                                                               ==============
 Reserve Account Requirement (Lesser of:
 (i) Initial Reserve Account Required Amount, or (ii) Sum of
  Class A, Class B, Class C, Class D, and Class E Note
  Balances (Provided no Amortization Event))                   $           --
 SUCCESSOR RESERVE ACCOUNT
 Beginning Balance                                             $   200,000.00
  -Add Investment Earnings                                     $       129.24
  -Add Transfer from Certificate Account (To Satisfy Reserve
    Account Requirement)                                       $           --
  -Less Distribution to Certificate Account                    $       129.24
                                                               --------------
 End of Period Balance                                         $   200,000.00
                                                               ==============
 Reserve Account Requirement (Lesser of: (i) Initial Reserve
  Account Required Amount, or (ii) Sum of Class A, Class B,
  Class C, Class D, and Class E Note Balances)                 $   200,000.00

                      DVI RECEIVABLES XVIII, L.L.C. 2002-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 27, 2004


                                                            OCT REPORT FOR    NOV REPORT FOR    DEC REPORT FOR    JAN REPORT FOR
                                          SEPT REPORT FOR      SEPTEMBER          OCTOBER          NOVEMBER          DECEMBER
                                          AUGUST ACTIVITY      ACTIVITY          ACTIVITY          ACTIVITY          ACTIVITY
                                          ---------------   ---------------   ---------------   ---------------   ---------------
III. CLASS A NOTE AGGREGATE PRINCIPAL
 BALANCE
 Beginning Aggregate Principal Balance of
  the Class A Notes                       $331,054,530.98   $331,054,530.98   $331,054,530.98   $331,054,530.98   $331,054,530.98
 Class A Overdue Interest, If Any         $            --   $            --   $            --   $            --   $            --
 Class A Monthly Interest                 $    607,043.58   $    619,069.51   $    588,729.99   $    598,843.16   $    618,281.06
 Class A Overdue Principal, If Any        $            --   $            --   $            --   $            --   $            --
 Class A Monthly Principal                $            --   $            --   $            --   $            --   $            --
                                          ---------------   ---------------   ---------------   ---------------   ---------------
 Ending Aggregate Principal Balance of
  the Class A Notes                       $331,054,530.98   $331,054,530.98   $331,054,530.98   $331,054,530.98   $331,054,530.98
                                          ===============   ===============   ===============   ===============   ===============


                                             FEB REPORT FOR
                                            JANUARY ACTIVITY
                                            ----------------
III. CLASS A NOTE AGGREGATE PRINCIPAL
 BALANCE
 Beginning Aggregate Principal Balance of
   the Class A Notes                        $331,054,530.98
 Class A Overdue Interest, If Any           $            --
 Class A Monthly Interest                   $    607,043.58
 Class A Overdue Principal, If Any          $            --
 Class A Monthly Principal                  $ 52,240,770.52
                                            ---------------
 Ending Aggregate Principal Balance of the
   Class A Notes                            $278,813,760.46
                                            ===============


                                                            OCT REPORT FOR    NOV REPORT FOR    DEC REPORT FOR    JAN REPORT FOR
                                          SEPT REPORT FOR      SEPTEMBER          OCTOBER          NOVEMBER          DECEMBER
                                          AUGUST ACTIVITY      ACTIVITY          ACTIVITY          ACTIVITY          ACTIVITY
                                          ---------------   ---------------   ---------------   ---------------   ---------------
IV. CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class
 A Notes
 Class A1                                 $            --   $            --   $            --   $            --   $            --
 Class A2a                                $ 22,927,265.49   $ 22,927,265.49   $ 22,927,265.49   $ 22,927,265.49   $ 22,927,265.49
 Class A2b                                $ 22,927,265.49   $ 22,927,265.49   $ 22,927,265.49   $ 22,927,265.49   $ 22,927,265.49
 Class A3a                                $199,200,000.00   $199,200,000.00   $199,200,000.00   $199,200,000.00   $199,200,000.00
 Class A3b                                $ 86,000,000.00   $ 86,000,000.00   $ 86,000,000.00   $ 86,000,000.00   $ 86,000,000.00
                                          ---------------   ---------------   ---------------   ---------------   ---------------
                                          $331,054,530.98   $331,054,530.98   $331,054,530.98   $331,054,530.98   $331,054,530.98
Class A Monthly Interest
 Class A1 (Actual Number Days/360)        $            --   $            --   $            --   $            --   $            --
 Class A2a (Actual Number Days/360)       $     26,850.38   $     27,920.31   $     25,302.78   $     26,175.29   $     28,010.27
 Class A2b                                $     37,447.87   $     37,447.87   $     37,447.87   $     37,447.87   $     37,447.87
 Class A3a (Actual Number Days/360)       $    284,745.33   $    295,701.33   $    267,979.33   $    277,220.00   $    294,822.92
 Class A3b                                $    258,000.00   $    258,000.00   $    258,000.00   $    258,000.00   $    258,000.00
Class A Monthly Principal
 Class A1                                 $            --   $            --   $            --   $            --   $            --
 Class A2a                                $            --   $            --   $            --   $            --   $            --
 Class A2b                                $            --   $            --   $            --   $            --   $            --
 Class A3a                                $            --   $            --   $            --   $            --   $            --
 Class A3b                                $            --   $            --   $            --   $            --   $            --
                                          ---------------   ---------------   ---------------   ---------------   ---------------
                                          $            --   $            --   $            --   $            --   $            --

Ending Principal Balance of the Class A
 Notes
 Class A1                                 $            --   $            --   $            --   $            --   $            --
 Class A2a CUSIP 23335LAB7                $ 22,927,265.49   $ 22,927,265.49   $ 22,927,265.49   $ 22,927,265.49   $ 22,927,265.49
 Class A2b CUSIP 23335LAC5                $ 22,927,265.49   $ 22,927,265.49   $ 22,927,265.49   $ 22,927,265.49   $ 22,927,265.49
 Class A3a CUSIP 23335LAD3                $199,200,000.00   $199,200,000.00   $199,200,000.00   $199,200,000.00   $199,200,000.00
 Class A3b CUSIP 23335LAE1                $ 86,000,000.00   $ 86,000,000.00   $ 86,000,000.00   $ 86,000,000.00   $ 86,000,000.00
                                          ---------------   ---------------   ---------------   ---------------   ---------------
                                          $331,054,530.98   $331,054,530.98   $331,054,530.98   $331,054,530.98   $331,054,530.98
                                          ===============   ===============   ===============   ===============   ===============
Class A2a
Interest Paid Per $1,000 Original Face
 $25,000,000                                    1.0740150         1.1168126         1.0121114         1.0470118         1.1204108
Principal Paid Per $1,000 Original Face
 $25,000,000                                    0.0000000         0.0000000         0.0000000         0.0000000         0.0000000
Ending Principal Balance Factor                 0.9170906         0.9170906         0.9170906         0.9170906         0.9170906

Class A2b
Interest Paid Per $1,000 Original Face
 $25,000,000                                    1.4979147       917.0906196       917.0906196       917.0906196       917.0906196
Principal Paid Per $1,000 Original Face
 $25,000,000                                    0.0000000         0.0000000         0.0000000         0.0000000         0.0000000
Ending Principal Balance Factor                 0.9170906         0.9170906         0.9170906         0.9170906         0.9170906

Class A3a
Interest Paid Per $1,000 Original Face
 $199,200,000                                   1.4294444         1.4844444         1.3452778         1.3916667         1.4800348
Principal Paid Per $1,000 Original Face
 $199,200,000                                   0.0000000         0.0000000         0.0000000         0.0000000         0.0000000
Ending Principal Balance Factor                 1.0000000         1.0000000         1.0000000         1.0000000         1.0000000

Class A3b
Interest Paid Per $1,000 Original Face
 $86,000,000                                    3.0000000         3.0000000         3.0000000         3.0000000         3.0000000
Principal Paid Per $1,000 Original Face
 $86,000,000                                    0.0000000         0.0000000         0.0000000         0.0000000         0.0000000
Ending Principal Balance Factor                 1.0000000         1.0000000         1.0000000         1.0000000         1.0000000



                                             FEB REPORT FOR
                                            JANUARY ACTIVITY
                                            ----------------
IV. CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A
  Notes
  Class A1                                  $            --
  Class A2a                                 $ 22,927,265.49
  Class A2b                                 $ 22,927,265.49
  Class A3a                                 $199,200,000.00
  Class A3b                                 $ 86,000,000.00
                                            ---------------
                                            $331,054,530.98
Class A Monthly Interest
  Class A1 (Actual Number Days/360)         $            --
  Class A2a (Actual Number Days/360)        $     26,850.38
  Class A2b                                 $     37,447.87
  Class A3a (Actual Number Days/360)        $    284,745.33
  Class A3b                                 $    258,000.00
Class A Monthly Principal
  Class A1                                  $            --
  Class A2a                                 $ 22,927,265.49
  Class A2b                                 $ 22,927,265.49
  Class A3a                                 $  4,460,515.13
  Class A3b                                 $  1,925,724.40
                                            ---------------
                                            $ 52,240,770.52
Ending Principal Balance of the Class A
  Notes
  Class A1                                  $            --
  Class A2a         CUSIP 23335LAB7         $            --
  Class A2b         CUSIP 23335LAC5         $            --
  Class A3a         CUSIP 23335LAD3         $194,739,484.87
  Class A3b         CUSIP 23335LAE1         $ 84,074,275.60
                                            ---------------
                                            $278,813,760.46
                                            ===============
Class A2a
Interest Paid Per $1,000 Original Face
  $25,000,000                                     1.0740150
Principal Paid Per $1,000 Original Face
  $25,000,000                                   917.0906196
Ending Principal Balance Factor                   0.0000000
Class A2b
Interest Paid Per $1,000 Original Face
  $25,000,000                                     0.0000000
Principal Paid Per $1,000 Original Face
  $25,000,000                                   917.0906196
Ending Principal Balance Factor                   0.0000000
Class A3a
Interest Paid Per $1,000 Original Face
  $199,200,000                                    1.4294444
Principal Paid Per $1,000 Original Face
  $199,200,000                                   22.3921442
Ending Principal Balance Factor                   0.9776079
Class A3b
Interest Paid Per $1,000 Original Face
  $86,000,000                                     3.0000000
Principal Paid Per $1,000 Original Face
  $86,000,000                                    22.3921442
Ending Principal Balance Factor                   0.9776079

                                                     SEPT REPORT     OCT REPORT      NOV REPORT      DEC REPORT      JAN REPORT
                                                     FOR AUGUST     FOR SEPTEMBER    FOR OCTOBER    FOR NOVEMBER    FOR DECEMBER
                                                      ACTIVITY        ACTIVITY        ACTIVITY        ACTIVITY        ACTIVITY
                                                    -------------   -------------   -------------   -------------   -------------
V. CLASS B NOTE PRINCIPAL BALANCE CUSIP 23335LAF8
 Beginning Principal Balance of the Class B Notes   $5,646,118.27   $5,646,118.27   $5,646,118.27   $5,646,118.27   $5,646,118.27
 Class B Overdue Interest, If Any                   $          --   $          --   $          --   $          --   $          --
 Class B Monthly Interest                           $   16,938.35   $   16,938.35   $   16,938.35   $   16,938.35   $   16,938.35
 Class B Overdue Principal, If Any                  $          --   $          --   $          --   $          --   $          --
 Class B Monthly Principal                          $          --   $          --   $          --   $          --   $          --
                                                    -------------   -------------   -------------   -------------   -------------
 Ending Principal Balance of the Class B Notes      $5,646,118.27   $5,646,118.27   $5,646,118.27   $5,646,118.27   $5,646,118.27
                                                    =============   =============   =============   =============   =============
 Interest Paid Per $1,000 Original Face $6,940,000      2.4406851       2.4406851       2.4406851       2.4406851       2.4406851
 Principal Paid Per $1,000 Original Face $6,940,000     0.0000000       0.0000000       0.0000000       0.0000000       0.0000000
 Ending Principal Balance Factor                        0.8135617       0.8135617       0.8135617       0.8135617       0.8135617


                                               FEB REPORT FOR
                                              JANUARY ACTIVITY
                                              ----------------
V. CLASS B NOTE PRINCIPAL BALANCE CUSIP
  23335LAF8
 Beginning Principal Balance of the Class B
   Notes                                        $5,646,118.27
 Class B Overdue Interest, If Any               $          --
 Class B Monthly Interest                       $   16,938.35
 Class B Overdue Principal, If Any              $          --
 Class B Monthly Principal                      $          --
                                                -------------
 Ending Principal Balance of the Class B
   Notes                                        $5,646,118.27
                                                =============
 Interest Paid Per $1,000 Original Face
   $6,940,000                                       2.4406851
 Principal Paid Per $1,000 Original Face
   $6,940,000                                       0.0000000
 Ending Principal Balance Factor                    0.8135617

                      DVI Receivables XVIII, L.L.C. 2002-2
                                SERVICER REPORT
                     For the Payment Date February 27, 2004

                        SEPT REPORT       OCT REPORT       NOV REPORT       DEC REPORT       JAN REPORT
                         FOR AUGUST     FOR SEPTEMBER     FOR OCTOBER      FOR NOVEMBER     FOR DECEMBER
                          ACTIVITY         ACTIVITY         ACTIVITY         ACTIVITY         ACTIVITY
                       --------------   --------------   --------------   --------------   --------------
VI. CLASS C NOTE
  PRINCIPAL BALANCE
  CUSIP 23335LAH4
Beginning Principal
  Balance of the
  Class C Notes        $11,284,100.90   $11,284,100.90   $11,284,100.90   $11,284,100.90   $11,284,100.90
Class C Overdue
  Interest, If Any     $           --   $           --   $           --   $           --   $           --
Class C Monthly
  Interest             $    40,810.83   $    40,810.83   $    40,810.83   $    40,810.83   $    40,810.83
Class C Overdue
  Principal, If
  Any                  $           --   $           --   $           --   $           --   $           --
Class C Monthly
  Principal            $           --   $           --   $           --   $           --   $           --
                       --------------   --------------   --------------   --------------   --------------
Ending Principal
  Balance of the
  Class C Notes        $11,284,100.90   $11,284,100.90   $11,284,100.90   $11,284,100.90   $11,284,100.90
                       ==============   ==============   ==============   ==============   ==============
Interest Paid Per
  $1,000 Original
  Face $13,870,000          2.9423815        2.9423815        2.9423815        2.9423815        2.9423815
Principal Paid Per
  $1,000 Original
  Face $13,870,000          0.0000000        0.0000000        0.0000000        0.0000000        0.0000000
Ending Principal
  Balance Factor            0.8135617        0.8135617        0.8135617        0.8135617        0.8135617



                                           FEB REPORT
                                          FOR JANUARY
                                            ACTIVITY
                                         --------------
VI. CLASS C NOTE PRINCIPAL BALANCE
  CUSIP 23335LAH4
Beginning Principal Balance of the
  Class C Notes                          $11,284,100.90
Class C Overdue Interest, If Any         $           --
Class C Monthly Interest                 $    40,810.83
Class C Overdue Principal, If Any        $           --
Class C Monthly Principal                $           --
                                         --------------
Ending Principal Balance of the Class C
  Notes                                  $11,284,100.90
                                         ==============
Interest Paid Per $1,000 Original Face
  $13,870,000                                 2.9423815
Principal Paid Per $1,000 Original Face
  $13,870,000                                 0.0000000
Ending Principal Balance Factor               0.8135617

                           SEPT REPORT     OCT REPORT      NOV REPORT      DEC REPORT      JAN REPORT
                           FOR AUGUST     FOR SEPTEMBER    FOR OCTOBER    FOR NOVEMBER    FOR DECEMBER
                            ACTIVITY        ACTIVITY        ACTIVITY        ACTIVITY        ACTIVITY
                          -------------   -------------   -------------   -------------   -------------
VII. CLASS D NOTE
  PRINCIPAL BALANCE
  CUSIP 23335LAK7
Beginning Principal
  Balance of the Class D
  Notes                   $7,525,445.82   $7,525,445.82   $7,525,445.82   $7,525,445.82   $7,525,445.82
Class D Overdue
  Interest, If Any        $          --   $          --   $          --   $          --   $          --
Class D Monthly
  Interest                $   21,773.62   $   22,542.89   $   20,429.49   $   21,133.96   $   22,154.34
Class D Overdue
  Principal, If Any       $          --   $          --   $          --   $          --   $          --
Class D Monthly
  Principal               $          --   $          --   $          --   $          --   $          --
                          -------------   -------------   -------------   -------------   -------------
Ending Principal Balance
  of the Class D
  Notes                   $7,525,445.82   $7,525,445.82   $7,525,445.82   $7,525,445.82   $7,525,445.82
                          =============   =============   =============   =============   =============
Interest Paid Per $1,000
  Original Face
  $9,250,000                  2.3539052       2.4370693       2.2085941       2.2847525       2.3950640
Principal Paid Per
  $1,000 Original Face
  $9,250,000                  0.0000000       0.0000000       0.0000000       0.0000000       0.0000000
Ending Principal Balance
  Factor                      0.8135617       0.8135617       0.8135617       0.8135617       0.8135617



                                           FEB REPORT
                                           FOR JANUARY
                                            ACTIVITY
                                          -------------
VII. CLASS D NOTE PRINCIPAL BALANCE
  CUSIP 23335LAK7
Beginning Principal Balance of the Class
  D Notes                                 $7,525,445.82
Class D Overdue Interest, If Any          $          --
Class D Monthly Interest                  $   21,773.63
Class D Overdue Principal, If Any         $          --
Class D Monthly Principal                 $          --
                                          -------------
Ending Principal Balance of the Class D
  Notes                                   $7,525,445.82
                                          =============
Interest Paid Per $1,000 Original Face
  $9,250,000                                  2.3539056
Principal Paid Per $1,000 Original Face
  $9,250,000                                  0.0000000
Ending Principal Balance Factor               0.8135617

                           SEPT REPORT     OCT REPORT      NOV REPORT      DEC REPORT      JAN REPORT
                           FOR AUGUST     FOR SEPTEMBER    FOR OCTOBER    FOR NOVEMBER    FOR DECEMBER
                            ACTIVITY        ACTIVITY        ACTIVITY        ACTIVITY        ACTIVITY
                          -------------   -------------   -------------   -------------   -------------
VIII. CLASS E NOTE
  PRINCIPAL BALANCE
  CUSIP 23335LAM3
Beginning Principal
  Balance of the Class E
  Notes                   $9,404,773.35   $9,404,773.35   $9,404,773.35   $9,404,773.35   $9,404,773.35
Class E Overdue
  Interest, If Any        $          --   $          --   $          --   $          --   $          --
Class E Monthly
  Interest                $   57,580.72   $   59,521.77   $   53,941.60   $   55,801.66   $   58,056.51
Class E Overdue
  Principal, If Any       $          --   $          --   $          --   $          --   $          --
Class E Monthly
  Principal               $          --   $          --   $          --   $          --   $          --
                          -------------   -------------   -------------   -------------   -------------
Ending Principal Balance
  of the Class E
  Notes                   $9,404,773.35   $9,404,773.35   $9,404,773.35   $9,404,773.35   $9,404,773.35
                          =============   =============   =============   =============   =============
Interest Paid Per $1,000
  Original Face
  $11,560,000                 4.9810316       5.1489417       4.6662284       4.8271328       5.0221894
Principal Paid Per
  $1,000 Original Face
  $11,560,000                 0.0000000       0.0000000       0.0000000       0.0000000       0.0000000
Ending Principal Balance
  Factor                      0.8135617       0.8135617       0.8135617       0.8135617       0.8135617



                                           FEB REPORT
                                           FOR JANUARY
                                            ACTIVITY
                                          -------------
VIII. CLASS E NOTE PRINCIPAL BALANCE
  CUSIP 23335LAM3
Beginning Principal Balance of the Class
  E Notes                                 $9,404,773.35
Class E Overdue Interest, If Any          $          --
Class E Monthly Interest                  $   57,580.72
Class E Overdue Principal, If Any         $          --
Class E Monthly Principal                 $          --
                                          -------------
Ending Principal Balance of the Class E
  Notes                                   $9,404,773.35
                                          =============
Interest Paid Per $1,000 Original Face
  $11,560,000                                 4.9810311
Principal Paid Per $1,000 Original Face
  $11,560,000                                 0.0000000
Ending Principal Balance Factor               0.8135617

                        SEPT REPORT       OCT REPORT       NOV REPORT       DEC REPORT       JAN REPORT
                         FOR AUGUST     FOR SEPTEMBER     FOR OCTOBER      FOR NOVEMBER     FOR DECEMBER
                          ACTIVITY         ACTIVITY         ACTIVITY         ACTIVITY         ACTIVITY
                       --------------   --------------   --------------   --------------   --------------
IX. ISSUERS RESIDUAL
  PRINCIPAL BALANCE
Beginning Residual
  Principal Balance    $13,870,954.84   $13,870,954.84   $13,870,954.84   $13,870,954.84   $13,870,954.84
Residual Interest      $           --   $           --   $           --   $           --   $           --
Residual Principal     $           --   $           --   $           --   $           --   $           --
                       --------------   --------------   --------------   --------------   --------------
Ending Residual
  Principal Balance    $13,870,954.84   $13,870,954.84   $13,870,954.84   $13,870,954.84   $13,870,954.84
                       ==============   ==============   ==============   ==============   ==============



                                          FEB REPORT FOR
                                         JANUARY ACTIVITY
                                         ----------------
IX. ISSUERS RESIDUAL PRINCIPAL BALANCE
Beginning Residual Principal Balance      $13,870,954.84
Residual Interest                         $           --
Residual Principal                        $           --
                                          --------------
Ending Residual Principal Balance         $13,870,954.84
                                          ==============


                              SEPT REPORT    OCT REPORT     NOV REPORT     DEC REPORT     JAN REPORT
                              FOR AUGUST    FOR SEPTEMBER   FOR OCTOBER   FOR NOVEMBER   FOR DECEMBER
                               ACTIVITY       ACTIVITY       ACTIVITY       ACTIVITY       ACTIVITY
                              -----------   -------------   -----------   ------------   ------------
X. PAYMENT TO SERVICER
  - Collection period
     Servicer Fee             $236,741.20    $231,510.44    $226,677.32   $221,207.11    $213,433.16
  - Servicer Advance
     Reimbursement            $        --    $        --    $        --   $        --    $        --
  - Less Netting Amount       $        --    $        --    $        --   $        --    $        --
  - Tax, Maintenance, Late
     Charges, Bank Interest,
     and other amounts        $199,688.57    $156,240.65    $177,265.17   $184,053.99    $194,945.16
                              -----------    -----------    -----------   -----------    -----------
Total amounts due to
  Servicer                    $436,429.77    $387,751.09    $403,942.49   $405,261.10    $408,378.32
                              ===========    ===========    ===========   ===========    ===========


                                           FEB REPORT     AGGREGATE AMOUNTS
                                           FOR JANUARY      OF SEPT - FEB
                                            ACTIVITY           REPORTS
                                          -------------   -----------------
X. PAYMENT TO SERVICER
  - Collection period Servicer Fee        $  203,243.16     $1,332,812.40
  - Servicer Advance Reimbursement        $2,837,899.95     $2,837,899.95
  - Less Netting Amount                   $ (332,756.75)    $ (332,756.75)
  - Tax, Maintenance, Late Charges, Bank
     Interest, and other amounts          $  171,341.11     $1,083,534.65
                                          -------------     -------------
Total amounts due to Servicer             $2,879,727.47     $4,921,490.25
                                          =============     =============

                      DVI Receivables XVIII, L.L.C. 2002-2
                                SERVICER REPORT
                     For the Payment Date February 27, 2004


                                            SEPT REPORT       OCT REPORT        NOV REPORT        DEC REPORT        JAN REPORT
                                            FOR AUGUST       FOR SEPTEMBER      FOR OCTOBER      FOR NOVEMBER      FOR DECEMBER
                                             ACTIVITY          ACTIVITY          ACTIVITY          ACTIVITY          ACTIVITY
                                          ---------------   ---------------   ---------------   ---------------   ---------------
XI. AGGREGATE DISCOUNTED CONTRACT
 BALANCE
POOL A
Aggregate Discounted Contract Balance,
 as defined in Indenture Agreement, at
 the beginning of the related Collection
 Period                                   $319,823,498.11   $317,491,388.94   $312,469,496.78   $305,784,482.27   $297,084,397.87
Aggregate Discounted Contract Balance of
 Additional Contracts acquired during
 Collection Period                        $            --   $            --   $            --   $            --   $            --
Decline in Aggregate Discounted Contract
 Balance                                  $  2,332,109.17   $  5,021,892.16   $  6,685,014.52   $  8,700,084.39   $ 15,226,410.87
                                          ---------------   ---------------   ---------------   ---------------   ---------------
Aggregate Discounted Contract Balance,
 as defined in Indenture Agreement, at
 the ending of the related Collection
 Period                                   $317,491,388.94   $312,469,496.78   $305,784,482.27   $297,084,397.87   $281,857,987.01
                                          ===============   ===============   ===============   ===============   ===============
Components of Decline in Aggregate
 Discounted Contract Balance:
 - Principal portion of Contract
   Payments and Servicer Advances         $  1,317,085.11   $  4,425,894.54   $  5,084,839.96   $  6,375,240.70   $  2,431,097.18
 - Principal portion of Prepayment
   Amounts                                $    725,594.50   $     59,750.79   $    246,835.03   $  1,611,078.27   $  2,372,895.10
 - Principal portion of Contracts
   repurchased under Indenture Agreement
   Section 4.02                           $            --   $            --   $            --   $            --   $            --
 - Aggregate Discounted Contract Balance
   of Contracts that have become
   Defaulted Contracts during the
   Collection Period                      $    289,429.56   $    536,246.83   $  1,353,339.53   $    713,765.42   $ 10,422,418.59
 - Aggregate Discounted Contract Balance
   of Substitute Contracts added during
   Collection Period                      $            --   $            --   $            --   $            --   $            --
 - Aggregate Discounted Contract Balance
   of Predecessor Contracts withdrawn
   during Collection Period               $            --   $            --   $            --   $            --   $            --
                                          ---------------   ---------------   ---------------   ---------------   ---------------
     Total Decline in Aggregate
       Discounted Contract Balance        $  2,332,109.17   $  5,021,892.16   $  6,685,014.52   $  8,700,084.39   $ 15,226,410.87
                                          ===============   ===============   ===============   ===============   ===============
POOL B
Aggregate Discounted Contract Balance,
 as defined in Indenture Agreement, at
 the beginning of the related Collection
 Period                                   $ 58,962,426.10   $ 57,878,413.49   $ 56,604,394.37   $ 54,873,488.08   $ 52,755,169.71
Aggregate Discounted Contract Balance of
 Additional Contracts acquired during
 Collection Period                        $            --   $            --   $            --   $            --   $            --
Decline in Aggregate Discounted Contract
 Balance                                  $  1,084,012.61   $  1,274,019.12   $  1,730,906.29   $  2,118,318.37   $  1,487,259.02
                                          ---------------   ---------------   ---------------   ---------------   ---------------
Aggregate Discounted Contract Balance,
 as defined in Indenture Agreement, at
 the ending of the related Collection
 Period                                   $ 57,878,413.49   $ 56,604,394.37   $ 54,873,488.08   $ 52,755,169.71   $ 51,267,910.69
                                          ===============   ===============   ===============   ===============   ===============
Components of Decline in Aggregate
 Discounted Contract Balance:
 - Principal portion of Contract
   Payments and Servicer Advances         $    929,193.70   $  1,258,315.71   $  1,697,960.93   $  1,242,207.01   $  1,392,112.35
 - Principal portion of Prepayment
   Amounts                                $    154,818.91   $     15,703.41   $     20,447.77   $      3,442.63   $     49,566.89
 - Principal portion of Contracts
   repurchased under Indenture Agreement
   Section 4.02                           $            --   $            --   $            --   $            --   $            --
 - Aggregate Discounted Contract Balance
   of Contracts that have become
   Defaulted Contracts during the
   Collection Period                      $            --   $            --   $     12,497.60   $    872,668.73   $     45,579.78
 - Aggregate Discounted Contract Balance
   of Substitute Contracts added during
   Collection Period                      $            --   $            --   $            --   $            --   $            --
 - Aggregate Discounted Contract Balance
   of Predecessor Contracts withdrawn
   during Collection Period               $            --   $            --   $            --   $            --   $            --
                                          ---------------   ---------------   ---------------   ---------------   ---------------
     Total Decline in Aggregate
       Discounted Contract Balance        $  1,084,012.61   $  1,274,019.12   $  1,730,906.29   $  2,118,318.37   $  1,487,259.02
                                          ===============   ===============   ===============   ===============   ===============
AGGREGATE DISCOUNTED CONTRACT BALANCE AT
 THE END OF THE RELATED COLLECTION
 PERIOD                                   $375,369,802.43   $369,073,891.15   $360,657,970.34   $349,839,567.58   $333,125,897.69
                                          ===============   ===============   ===============   ===============   ===============


                                                                FEB REPORT
                                                                FOR JANUARY
                                                                 ACTIVITY
                                                              ---------------
XI. AGGREGATE DISCOUNTED CONTRACT BALANCE
POOL A
Aggregate Discounted Contract Balance, as defined in
 Indenture Agreement, at the beginning of the related
 Collection Period                                            $281,857,987.01
Aggregate Discounted Contract Balance of Additional
 Contracts acquired during Collection Period                  $            --
Decline in Aggregate Discounted Contract Balance              $ 24,042,475.17
                                                              ---------------
Aggregate Discounted Contract Balance, as defined in
 Indenture Agreement, at the ending of the related
 Collection Period                                            $257,815,511.84
                                                              ===============
Components of Decline in Aggregate Discounted Contract
 Balance:
 - Principal portion of Contract Payments and Servicer
   Advances                                                   $  2,195,093.58
 - Principal portion of Prepayment Amounts                    $    906,565.41
 - Principal portion of Contracts repurchased under
   Indenture Agreement Section 4.02                           $            --
 - Aggregate Discounted Contract Balance of Contracts that
   have become Defaulted Contracts during the Collection
   Period                                                     $ 20,940,816.18
 - Aggregate Discounted Contract Balance of Substitute
   Contracts added during Collection Period                   $            --
 - Aggregate Discounted Contract Balance of Predecessor
   Contracts withdrawn during Collection Period               $            --
                                                              ---------------
     Total Decline in Aggregate Discounted Contract
       Balance                                                $ 24,042,475.17
                                                              ===============
POOL B
Aggregate Discounted Contract Balance, as defined in
 Indenture Agreement, at the beginning of the related
 Collection Period                                            $ 51,267,910.69
Aggregate Discounted Contract Balance of Additional
 Contracts acquired during Collection Period                  $            --
Decline in Aggregate Discounted Contract Balance              $  1,494,209.72
                                                              ---------------
Aggregate Discounted Contract Balance, as defined in
 Indenture Agreement, at the ending of the related
 Collection Period                                            $ 49,773,700.97
                                                              ===============
Components of Decline in Aggregate Discounted Contract
 Balance:
 - Principal portion of Contract Payments and Servicer
   Advances                                                   $  1,238,486.65
 - Principal portion of Prepayment Amounts                    $    160,700.85
 - Principal portion of Contracts repurchased under
   Indenture Agreement Section 4.02                           $            --
 - Aggregate Discounted Contract Balance of Contracts that
   have become Defaulted Contracts during the Collection
   Period                                                     $     95,022.22
 - Aggregate Discounted Contract Balance of Substitute
   Contracts added during Collection Period                   $            --
 - Aggregate Discounted Contract Balance of Predecessor
   Contracts withdrawn during Collection Period               $            --
                                                              ---------------
     Total Decline in Aggregate Discounted Contract
       Balance                                                $  1,494,209.72
                                                              ===============
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE
 RELATED COLLECTION PERIOD                                    $307,589,212.80
                                                              ===============

                       DVI Receivables XVI, L.L.C. 2002-2
                                SERVICER REPORT
                     For the Payment Date February 27, 2004



                                                            OCT REPORT FOR    NOV REPORT FOR    DEC REPORT FOR    JAN REPORT FOR
                                          SEPT REPORT FOR      SEPTEMBER          OCTOBER          NOVEMBER          DECEMBER
                                          AUGUST ACTIVITY      ACTIVITY          ACTIVITY          ACTIVITY          ACTIVITY
                                          ---------------   ---------------   ---------------   ---------------   ---------------
XII. CUMULATIVE DETAIL OF DEFAULTED
 CONTRACTS*
Lease #
(See EXHIBIT A)
 Pool A Total Discounted Present
   Value                                  $    289,429.56   $    825,676.39   $  2,179,015.92   $  2,892,781.34   $ 13,315,199.93
 Pool B Total Discounted Present
   Value                                  $            --   $            --   $     12,497.60   $    885,166.33   $    930,746.11
a) Discounted Contract Balances of all
 Defaulted Contracts                      $    289,429.56   $    825,676.39   $  2,191,513.52   $  3,777,947.67   $ 14,245,946.04
b) ADCB at Closing Date                   $462,410,954.84   $462,410,954.84   $462,410,954.84   $462,410,954.84   $462,410,954.84
c) (Cannot Exceed 6% over the Life of
 the Pool)                                           0.06%             0.18%             0.47%             0.82%             3.08%



                                         FEB REPORT FOR
                                        JANUARY ACTIVITY
                                        ----------------
XII. CUMULATIVE DETAIL OF DEFAULTED
  CONTRACTS*
Lease #
(See EXHIBIT A)
  Pool A Total Discounted Present
     Value                              $ 34,256,016.11
  Pool B Total Discounted Present
     Value                              $  1,025,768.33
a) Discounted Contract Balances of all
  Defaulted Contracts                   $ 35,281,784.44
b) ADCB at Closing Date                 $462,410,954.84
c) (Cannot Exceed 6% over the Life of
  the Pool)                                        7.63%

---------------

* The amount used as the Discounted Contract Balance is computed immediately prior to the time the Contract became a Defaulted Contract in accordance with the definition of Discounted Contract Balance, and pursuant to that definition does not include amounts that were previously advanced as Servicer Advances. Servicer Advances in the amount of $2,837,899.95 have been reimbursed to DVI Financial Services, Inc. in accordance with the terms of the Settlement Agreement.


                                                            OCT REPORT FOR    NOV REPORT FOR    DEC REPORT FOR    JAN REPORT FOR
                                          SEPT REPORT FOR      SEPTEMBER          OCTOBER          NOVEMBER          DECEMBER
                                          AUGUST ACTIVITY      ACTIVITY          ACTIVITY          ACTIVITY          ACTIVITY
                                          ---------------   ---------------   ---------------   ---------------   ---------------
XIII. CUMULATIVE DETAIL OF DELINQUENT
 CONTRACTS REPURCHASED
Pool A
Repurchases                               $  1,126,541.50   $  1,126,541.50   $  1,126,541.50   $  1,126,541.50   $  1,126,541.50
Substitutions                             $            --   $            --   $            --   $            --   $            --
Pool B
Repurchases                               $    159,060.19   $    159,060.19   $    159,060.19   $    159,060.19   $    159,060.19
Substitutions                             $            --   $            --   $            --   $            --   $            --
                                          ---------------   ---------------   ---------------   ---------------   ---------------
TOTAL                                     $  1,285,601.69   $  1,285,601.69   $  1,285,601.69   $  1,285,601.69   $  1,285,601.69
a) Discounted Contract Balances of all
 Delinquent Contracts Repurchased         $  1,285,601.69   $  1,285,601.69   $  1,285,601.69   $  1,285,601.69   $  1,285,601.69
b) ADCB at Closing Date                   $462,410,954.84   $462,410,954.84   $462,410,954.84   $462,410,954.84   $462,410,954.84
c) (Cannot Exceed 15% over the Life of
 the Pool)                                           0.28%             0.28%             0.28%             0.28%             0.28%




                                         FEB REPORT FOR
                                        JANUARY ACTIVITY
                                        ----------------
XIII. CUMULATIVE DETAIL OF DELINQUENT
  CONTRACTS REPURCHASED
Pool A
Repurchases                             $  1,126,541.50
Substitutions                           $            --
Pool B
Repurchases                             $    159,060.19
Substitutions                           $            --
                                        ---------------
TOTAL                                   $  1,285,601.69
a) Discounted Contract Balances of all
  Delinquent Contracts Repurchased      $  1,285,601.69
b) ADCB at Closing Date                 $462,410,954.84
c) (Cannot Exceed 15% over the Life of
  the Pool)                                        0.28%




XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS-PREPAYMENTS (POOL A)


                                                                                                                   Predecessor
                                                                              Discounted       Predecessor         Discounted
Lease #                                                                      Present Value      Lease #           Present Value
-------                                                                      -------------     -----------      -----------------
NONE


                                                                   Totals:   $ --                                $             --


a) Discounted Contract Balances of All Prepaid Contracts                                                         $             --
b) ADCB of Pool A at Closing Date                                                                                $ 379,271,695.85
c) (Cannot Exceed 10% Over the Life of the Pool)                                                                            0.00%

Data for Current Reporting Period Substitutions

a) Total Discounted Contract Balance of Predecessor Receivables                                $        --
b) Total Discounted Contract Balance of Substitute Receivables                                 $        --
c) If (a) > (b), amount to be deposited in Collection Account per
Contribution & Servicing Agreement 7.02                                                        $        --

Changes in any of the above detail during the related Collection Period (August to January)            YES           NO X
                                                                                                  ------------- ----------------



CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS-PREPAYMENTS (POOL B)

                                                                                                                  Predecessor
                                                                              Discounted       Predecessor        Discounted
Lease #                                                                      Present Value      Lease #          Present Value
-------                                                                      -------------     -----------      ----------------
NONE


                                                                   Totals:   $ --                                $            --

a) Discounted Contract Balances of All Prepaid Contracts                                                         $            --
b) ADCB of Pool B at Closing Date                                                                                $ 83,139,258.99
c) (Cannot Exceed 10% Over the Life of the Pool Unless Rating Agency Approves)                                             0.00%

Data for Current Reporting Period Substitutions

a) Total Discounted Contract Balance of Predecessor Receivables                                $        --
b) Total Discounted Contract Balance of Substitute Receivables                                 $        --
c) If (a) > (b), amount to be deposited in Collection Account per
Contribution & Servicing Agreement 7.02                                                        $        --

Changes in any of the above detail during the related Collection Period (August to January)            YES           NO X
                                                                                                  ------------ -----------------


XV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS-NON-PERFORMING (POOL A)

                                                                                                                   Predecessor
                                                                              Discounted       Predecessor         Discounted
Lease #                                                                      Present Value      Lease #           Present Value
-------                                                                      -------------     -----------      -----------------
NONE


                                                                   Totals:   $ --                                $             --

a) Discounted Contract Balances of All Non-Performing Contracts                                                  $             --
b) ADCB of Pool A at Closing Date                                                                                $ 379,271,695.85
c) (Cannot Exceed 10% Over the Life of the Pool)                                                                            0.00%

Data for Current Reporting Period Substitutions

a) Total Discounted Contract Balance of Predecessor Receivables                                $        --
b) Total Discounted Contract Balance of Substitute Receivables                                 $        --
c) If (a) > (b), amount to be deposited in Collection Account per
Contribution & Servicing Agreement 7.02                                                        $        --

Changes in any of the above detail during the related Collection Period (August to January)           YES             NO X
                                                                                                  ------------ ----------------



CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS-GENERAL RIGHTS (POOL B)

                                                                                                                   Predecessor
                                                                              Discounted       Predecessor         Discounted
Lease #                                                                      Present Value       Lease #          Present Value
-------                                                                      -------------     -----------     -----------------
NONE


                                                                   Totals:   $ --                                $            --
a) Discounted Contract Balances of all Contracts Substituted                                                     $            --
b) ADCB of Pool B at Closing Date                                                                                $ 83,139,258.99
c) (Cannot Exceed 10% Over the Life of the Pool)                                                                           0.00%

Data for Current Reporting Period Substitutions

a) Total Discounted Contract Balance of Predecessor Receivables                                $        --
b) Total Discounted Contract Balance of Substitute Receivables                                 $        --
c) If (a) > (b), amount to be deposited in Collection Account per
Contribution & Servicing Agreement 7.02                                                        $        --

Changes in any of the above detail during the related Collection Period (August to January)        YES           NO X
                                                                                               ------------ ----------------

                      DVI Receivables XVIII, L.L.C. 2002-2
                                SERVICER REPORT
                     For the Payment Date February 27, 2004

                                                                 SEPT REPORT          OCT REPORT         NOV REPORT
                                                                 FOR AUGUST         FOR SEPTEMBER       FOR OCTOBER
                                                                   ACTIVITY            ACTIVITY           ACTIVITY
                                                              -----------------   -----------------   -----------------
XVI. Pool Performing Measurements
1           Aggregate Discounted Contract Balance
   Contracts Delinquent > 90 days
   - This Month:                                              $    7,857,342.07   $   14,902,185.68   $   32,405,974.90
   -1 Month Prior:                                            $    2,101,058.54   $    7,857,342.07   $   14,902,185.68
   -2 Months Prior:                                           $    7,376,750.17   $    2,101,058.54   $    7,857,342.07
                                                              -----------------   -----------------   -----------------
   Total                                                      $   17,335,150.78   $   24,860,586.29   $   55,165,502.65
   a) 3 Month Average:                                        $    5,778,383.59   $    8,286,862.10   $   18,388,500.88
   Total Outstanding Contracts
                                                              -----------------   -----------------   -----------------
   - This Month:                                              $  375,369,802.44   $  369,073,891.16   $  360,657,970.35
   -1 Month Prior:                                            $  378,785,924.21   $  375,369,802.44   $  369,073,891.16
   -2 Months Prior:                                           $  391,806,732.34   $  378,785,924.21   $  375,369,802.44
                                                              -----------------   -----------------   -----------------
   Total                                                      $1,145,962,458.99   $1,123,229,617.80   $1,105,101,663.94
   b) 3 Month Average:                                        $  381,987,486.33   $  374,409,872.60   $  368,367,221.31
   c) a/b                                                                  1.51%               2.21%               4.99%
2. Does a Delinquency Condition Exist (1c > 6%)?                             NO                  NO                  NO
                                                              -----------------   -----------------   -----------------
3. Restricting Event Check
   A. A Delinquency Condition Exists for Current Period?                     NO                  NO                  NO
                                                              -----------------   -----------------   -----------------
   B. An Indenture Event of Default has occurred and is then
     Continuing? *                                                          YES                 YES                 YES
                                                              -----------------   -----------------   -----------------
4. Has a Servicer Event of Default Occurred? *                              YES                 YES                 YES
                                                              -----------------   -----------------   -----------------
5. Amortization Event Check
   A. Is 1c > 8%?                                                            NO                  NO                  NO
                                                              -----------------   -----------------   -----------------
   B. Bankruptcy, Insolvency, Reorganization, Default,
     Violation of any Covenant or Obligation not Remedied
     within 90 days?                                                        YES                 YES                 YES
                                                              -----------------   -----------------   -----------------
   C. As of any Determination Date, the sum of all Defaulted
     Contracts since the Closing Date exceeds 6% of the ADCB
     on the Closing Date?                                                    NO                  NO                  NO
                                                              -----------------   -----------------   -----------------
6. Aggregate Discounted Contract Balance at Closing Date      $  462,410,954.84   $  462,410,954.84   $  462,410,954.84
   Aggregate Discounted Contract Balances (A.D.C.B.) of
   Contracts listed as more than:
   A.D.C.B**
   30 Days Overdue                                            $   37,628,933.86   $   47,632,032.77   $   45,217,848.03
   60 Days Overdue                                            $   10,754,824.83   $   22,592,569.64   $   15,013,259.62
   90 Days Overdue                                            $    5,845,266.72   $   11,989,130.84   $   20,244,472.62
   120 Days Overdue                                           $    1,448,325.56   $    1,544,933.39   $   10,502,081.99
   150 Days Overdue                                           $      563,749.79   $    1,368,121.45   $    1,659,420.29
   180 Days Overdue                                           $              --   $              --   $              --
                                                              -----------------   -----------------   -----------------
                                                              $   56,241,100.75   $   85,126,788.09   $   92,637,082.54
   A.D.C.B at end of Collection Period                        $  375,369,802.44   $  369,073,891.16   $  360,657,970.35

% OF TOTAL
A.D.C.B
   30 Days Overdue                                                       10.024%             12.906%             12.538%
   60 Days Overdue                                                        2.865%              6.121%              4.163%
   90 Days Overdue                                                        1.557%              3.248%              5.613%
   120 Days Overdue                                                       0.386%              0.419%              2.912%
   150 Days Overdue                                                       0.150%              0.371%              0.460%
   180 Days Overdue                                                       0.000%              0.000%              0.000%

---------------

* Pursuant to the Settlement Agreement, any Indenture or Contribution & Servicing Agreement events of default listed under Section XVI that occurred prior to February 24, 2004 are waived.


** Previously reported ADCB calculations were based on scheduled present value and calculations on this report and going forward will include scheduled present value and unpaid balances.

                                                               DEC REPORT FOR      JAN REPORT FOR     FEB REPORT FOR
                                                                  NOVEMBER            DECEMBER            JANUARY
                                                                  ACTIVITY            ACTIVITY           ACTIVITY
                                                              -----------------   -----------------   ---------------
XVI. Pool Performing Measurements
1            Aggregate Discounted Contract Balance
   Contracts Delinquent > 90 days
   - This Month:                                              $   41,715,450.32   $   36,658,787.32   $ 22,291,175.52
   -1 Month Prior:                                            $   32,405,974.90   $   41,715,450.32   $ 36,658,787.32
   -2 Months Prior:                                           $   14,902,185.68   $   32,405,974.90   $ 41,715,450.32
                                                              -----------------   -----------------   ---------------
   Total                                                      $   89,023,610.90   $  110,780,212.54   $100,665,413.15
   a) 3 Month Average:                                        $   29,674,536.97   $   36,926,737.51   $ 33,555,137.72
   Total Outstanding Contracts
   - This Month:                                              $  349,839,567.59   $  333,125,897.70   $307,589,212.81
   -1 Month Prior:                                            $  360,657,970.35   $  349,839,567.59   $333,125,897.70
   -2 Months Prior:                                           $  369,073,891.16   $  360,657,970.35   $349,839,567.59
                                                              -----------------   -----------------   ---------------
   Total                                                      $1,079,571,429.09   $1,043,623,435.64   $990,554,678.10
   b) 3 Month Average:                                        $  359,857,143.03   $  347,874,478.55   $330,184,892.70
   c) a/b                                                                  8.25%              10.61%            10.16%
2. Does a Delinquency Condition Exist (1c > 6%)?                            YES                 YES               YES
                                                              -----------------   -----------------   ---------------
3. Restricting Event Check
   A. A Delinquency Condition Exists for Current Period?                    YES                 YES               YES
                                                              -----------------   -----------------   ---------------
   B. An Indenture Event of Default has occurred and is then
     Continuing? *                                                          YES                 YES               YES
                                                              -----------------   -----------------   ---------------
4. Has a Servicer Event of Default Occurred? *                              YES                 YES               YES
                                                              -----------------   -----------------   ---------------
5. Amortization Event Check
   A. Is 1c > 8%?                                                           YES                 YES               YES
                                                              -----------------   -----------------   ---------------
   B. Bankruptcy, Insolvency, Reorganization, Default,
     Violation of any Covenant or Obligation not Remedied
     within 90 days?                                                        YES                 YES               YES
                                                              -----------------   -----------------   ---------------
   C. As of any Determination Date, the sum of all Defaulted
     Contracts since the Closing Date exceeds 6% of the ADCB
     on the Closing Date?                                                    NO                  NO               YES
                                                              -----------------   -----------------   ---------------
6.  Aggregate Discounted Contract Balance at Closing Date     $  462,410,954.84   $  462,410,954.84   $462,410,954.84
    Aggregate Discounted Contract Balances (A.D.C.B.) of
    Contracts listed as more than:
    A.D.C.B**
    30 Days Overdue                                           $   44,498,944.92   $   40,158,683.83   $ 39,304,395.17
    60 Days Overdue                                           $   11,917,735.42   $    9,749,670.44   $ 19,832,376.70
    90 Days Overdue                                           $   12,499,181.94   $    5,998,016.72   $  4,758,674.32
    120 Days Overdue                                          $   18,400,436.07   $   11,583,963.79   $ 12,665,213.21
    150 Days Overdue                                          $   10,815,832.30   $   19,076,806.82   $  4,867,287.98
    180 Days Overdue                                          $              --   $              --   $            --
                                                              -----------------   -----------------   ---------------
                                                              $   98,132,130.66   $   86,567,141.59   $ 81,427,947.39
    A.D.C.B at end of Collection Period                       $  349,839,567.59   $  333,125,897.70   $307,589,212.81

    % OF TOTAL
    A.D.C.B
    30 Days Overdue                                                      12.720%             12.055%           12.778%
    60 Days Overdue                                                       3.407%              2.927%            6.448%
    90 Days Overdue                                                       3.573%              1.801%            1.547%
    120 Days Overdue                                                      5.260%              3.477%            4.118%
    150 Days Overdue                                                      3.092%              5.727%            1.582%
    180 Days Overdue                                                      0.000%              0.000%            0.000%

---------------

* Pursuant to the Settlement Agreement, any Indenture or Contribution & Servicing Agreement events of default listed under Section XVI that occurred prior to February 24, 2004 are waived.

** Previously reported ADCB calculations were based on scheduled present value and calculations on this report and going forward will include scheduled present value and unpaid balances.

                      DVI Receivables XVIII, L.L.C. 2002-2
                                SERVICER REPORT
                     For the Payment Date February 27, 2004

EXHIBIT # A -DETAIL ON DEFAULTED CONTRACTS*

                                                         SCHEDULED
      DEFAULT MONTH    CONTRACT #     POOL             DEFAULT AMOUNT
      -------------    ----------     ----             --------------
             Aug-03    7002469-001      A              $   18,333.57
             Aug-03    7002469-003      A              $    4,410.81
             Aug-03    7003145-001      A              $  136,094.34
             Aug-03    7003091-001      A              $   38,769.67
             Aug-03    7003951-001      A              $   75,852.58
             Aug-03    7004553-001      A              $   15,968.59
             Sep-03    7001665-001      A              $   65,097.32
             Sep-03    7002542-001      A              $   33,212.94
             Sep-03    7003812-002      A              $  279,187.57
             Sep-03    7004515-001      A              $   65,116.56
             Sep-03    7004538-001      A              $   63,780.27
             Sep-03    9906114-002      A              $   29,852.17
             Oct-03    0003256-002      A              $  109,782.38
             Oct-03    0003404-001      A              $1,077,103.48
             Oct-03    2015354-001      A              $   27,502.93
             Oct-03    7002540-001      A              $   32,953.41
             Oct-03    7003812-001      A              $  105,997.33
             Oct-03    2015088-001      B              $   12,497.60
             Nov-03    0002857-002      A              $  363,169.70
             Nov-03    2010449-001      A              $    8,124.04
             Nov-03    7000075-001      A              $   87,193.26
             Nov-03    7001951-001      A              $    7,827.10
             Nov-03    7002932-001      A              $   45,196.44
             Nov-03    7003058-001      A              $   14,540.33
             Nov-03    7003078-001      A              $   30,404.79
             Nov-03    7003366-001      A              $   94,463.72
             Nov-03    7003393-001      A              $   62,846.04
             Nov-03    0003447-002      B              $  847,441.92
             Nov-03    2008734-002      B              $   17,688.50
             Nov-03    7002345-001      B              $    7,538.31
             Dec-03    0002986-003      A              $   24,919.45
             Dec-03    0002987-002      A              $   53,060.86
             Dec-03    0003181-010      A              $4,146,007.04
             Dec-03    0003434-001      A              $1,578,978.98
             Dec-03    0003434-002      A              $  219,292.42
             Dec-03    0003434-003      A              $  269,161.64
             Dec-03    0003525-001      A              $1,860,733.84
             Dec-03    0003525-002      A              $1,990,237.17
             Dec-03    2013326-001      A              $   18,998.12
             Dec-03    7000371-003      A              $   24,926.85
             Dec-03    7000392-001      A              $  100,851.95
             Dec-03    7000988-001      A              $   25,381.53
             Dec-03    7001177-001      A              $   61,052.50
             Dec-03    7001836-001      A              $   12,748.53
             Dec-03    7002640-001      A              $   17,802.52
             Dec-03    7003996-001      A              $   18,265.19
             Dec-03    0003386-001      B              $   45,579.78
             Jan-04    0001860-010      A              $3,026,861.57
             Jan-04    0002967-004      A              $  355,990.64
             Jan-04    0002967-005      A              $  242,895.19
             Jan-04    0002967-006      A              $  220,598.19
             Jan-04    0002987-003      A              $  191,336.67
             Jan-04    0002991-002      A              $  375,794.83
             Jan-04    0003262-001      A              $1,572,965.36
             Jan-04    0003262-002      A              $  401,149.72
             Jan-04    0003345-001      A              $  431,951.85
             Jan-04    0003345-002      A              $  978,925.31
             Jan-04    0003372-001      A              $  431,951.85
             Jan-04    0003372-002      A              $1,018,287.42
             Jan-04    0003552-001      A              $3,395,686.03
             Jan-04    0003552-002      A              $3,395,686.03
             Jan-04    0003624-001      A              $2,396,491.72
             Jan-04    2014182-002      A              $    5,897.48
             Jan-04    2015265-001      A              $   21,473.29
             Jan-04    7000371-001      A              $   28,377.19
             Jan-04    7000644-001      A              $  101,072.67
             Jan-04    7000677-001      A              $  101,361.05
             Jan-04    7001979-001      A              $   62,383.37
             Jan-04    7002761-001      A              $    6,408.17
             Jan-04    7003352-001      A              $   66,273.60
             Jan-04    0002405-014      A              $  301,028.90
             Jan-04    0002974-002      A              $  135,588.71
             Jan-04    0003162-002      A              $  562,673.42
             Jan-04    0003168-003      A              $   31,212.28
             Jan-04    0003253-003      A              $  110,652.77
             Jan-04    0003253-005      A              $  116,785.27
             Jan-04    0003547-001      A              $  853,055.63
             Jan-04    0003162-003      B              $   95,022.22

* The amount used as the Discounted Contract Balance is computed immediately prior to the time the Contract became a Defaulted Contract in accordance with the definition of Discounted Contract Balance, and pursuant to that definition does not include amounts that were previously advanced as Servicer Advances. Servicer Advances in the amount of $2,837,899.95 have been reimbursed to DVI Financial Services, Inc. in accordance with the terms of the Settlement Agreement.

                      DVI Receivables XVIII, L.L.C. 2002-2
                                SERVICER REPORT
                     For the Payment Date February 27, 2004

DVIFS and USBPS were each involved in the preparation of this report, and each reviewed the procedures undertaken and decisions made by the other entity in connection therewith. Each of DVIFS and USBPS relied solely on the trustee and its records as to reported disbursements. With respect to the Contract data provided, USBPS's figures are based on original data from DVIFS, with respect to which DVIFS has performed a cash reconciliation. Although USBPS has reviewed the procedures used in and results of this cash reconciliation, USBPS cannot warrant this data and accordingly disclaims any liability for the accuracy of this data. USBPS performed the calculations made in this report and prepared the actual reports. Although DVIFS reviewed these calculations and the related reports and believes them to be accurate, DVIFS cannot warrant the calculations. USBPS is responsible only for its own calculations. Notwithstanding the foregoing, to the best knowledge of each of USBPS and DVIFS, this report is accurate and complete in all material respects and fairly states the matters set forth in this report.




/s/ Joseph A. Andries
-----------------------------------------------------
APPROVED BY: JOSEPH A. ANDRIES,
SENIOR VICE PRESIDENT OF U.S. BANK PORTFOLIO SERVICES

/s/ Montgomery W. Cornell
----------------------------------------------------
APPROVED BY: MONTGOMERY W. CORNELL,
AUTHORIZED SIGNATORY OF DVI FINANCIAL SERVICES, INC.